Exhibit 99.1

WILLIS GROUP HOLDINGS FACT BOOK For the quarter ended June 30, 2011

2 Note on change to reporting structure Effective January 1, 2011, the Company changed its internal and external reporting structure: Global Markets International, previously reported within the International segment, is now reported in the Global division In addition, Mexico Retail, which was previously reported within the International segment, is now reported in the North America segment We have retrospectively adjusted our 2010 and prior years' segmental discussion and analysis to reflect the changes described above (see 8k filed on August 8, 2011)

3 Leading global insurance broker Broad range of professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services Global distribution capabilities to meet risk management needs of large multinational and middle market clients More than 400 offices in 120 countries, with approximately 17,000 employees 2010 total revenues $3.3 billion Strong sales culture and relentless focus on cost control Market capitalization $6 billion (as of August 18, 2011) Willis snapshot

4 Group financial summary - 2Q 2011 8 percent reported growth and 3 percent organic growth in commissions and fees (C&F) - improved client retention and solid new business generation 6 percent organic growth in International, 3 percent organic growth in Global (reinsurance and specialties), and Flat organic growth in North America 21.6 percent adjusted operating margin, up 20 basis points over year ago quarter Positive organic revenue growth, offset by unfavorable FX, and investments to fund growth, including higher incentive compensation Adjusted EPS of $0.61 (includes $0.01 of favorable FX) increased 13 percent 2Q10 2Q11 Revenue $799 $863 Organic C&F growth 4% 3% Expenses $630 $706 Operating margin 21.2% 18.2% Adjusted operating margin 21.4% 21.6% Adjusted EPS $0.54 $0.61 See important disclosures regarding Non-GAAP measures on page 24 ($ in millions, except for adjusted EPS) Solid quarter of organic revenue growth, delivering on plan

5 Group financial summary - 2Q YTD 2011 6 percent reported growth and 3 percent organic growth in commissions and fees (C&F) - strong new business generation and steady retention 6 percent organic growth in International, 6 percent organic growth in Global (reinsurance and specialties), and 1 percent reduction in organic C&F in North America, 27.6 percent adjusted operating margin, up 30 basis points over year ago quarter Organic revenue growth, tempered by higher salary and benefits expense, including incentive compensation and unfavorable FX Adjusted EPS of $01.89 (includes $0.05 of favorable FX) 2QYTD 2010 2QYTD 2011 Revenue $1,771 $1,871 Organic C&F growth 4% 3% Expenses $1,301 $1,476 Operating margin 26.5% 21.1% Adjusted operating margin 27.3% 27.6% Adjusted EPS $1.80 $1.89 See important disclosures regarding Non-GAAP measures on page 24 ($ in millions, except for adjusted EPS) Solid organic revenue growth; modest expansion of adjusted operating margin and adjusted EPS

6 Organic growth in commissions and fees exceeds peers Average 2006 - 2010 Willis 4% Peers 0% Note: Peer averages are based on Willis estimates using public information from AJG, AON, BRO, MMC 2005 2006 2007 2008 2009 2010 2QYTD 2011 Willis 0.05 0.08 0.03 0.04 0.02 0.04 0.03 Peer Average 0 0.03 0 -0.01 -0.02 -0.01 0.013 See important disclosures regarding Non-GAAP measures on page 24

7 Growth driven by strong new business production % Organic growth in commissions and fees 6% average net new underlying business 2006 - 2010 2005 2006 2007 2008 2009 2010 2Q YTD 2011 Net new underlying business 0.06 0.08 0.04 0.06 0.05 0.06 0.04 Changes in rate and other market factors -0.01 0 -0.01 -0.02 -0.03 -0.02 -0.01 See important disclosures regarding Non-GAAP measures on page 24

8 2005 2006 2007 2008 2009 2010 2Q YTD 2011 Willis 0.21 0.23 0.24 0.21 0.22 0.23 0.276 Peer Average 0.19 0.21 0.19 0.19 0.21 0.21 0.222 Strong adjusted operating margins Average 2006 - 2010 Willis 23% Peers 20% Note: Peer averages are based on Willis estimates using public information from AJG, AON, BRO, MMC See important disclosures regarding Non-GAAP measures on page 24

9 Segment highlights - 2Q 2011 NORTH AMERICA INTERNATIONAL Organic C&F flat; good net new business generation offset by economic weakness and continued soft market Positive growth in Employee Benefits, and Atlantic and Canada; Loan Protector business down due to one-time benefit from accounting adjustment in 2q10, lower foreclosure and changes to compensation; construction down Operating margin of 18.6 percent, down compared with 2q10 due to flat organic C&F and higher incentive compensation Organic C&F growth of 6 percent; strong new business generation Double digit organic growth in Latin America and Eastern Europe, high single digit growth in Asia Low single digit growth in continental Europe and UK despite economic weakness many countries Operating margin of 21.5 percent, up 240 basis points from 2q10; driven by strong organic growth and favorable FX, partially offset by higher incentive compensation GLOBAL Organic C&F growth of 3 percent, strong new business generation Strong new business in Reinsurance driven by North America, particularly Florida Positive growth in Global Specialties, particularly Aerospace, Financial & Executive Risks, Energy, & Marine WCM&A performing well; difficult comparison due to large non-recurring fee in 2q10 Operating margin of 32.5 percent, down from prior year, primarily due to unfavorable FX 2010 COMMISSIONS AND FEES See important disclosures regarding Non-GAAP measures on page 24 and changes in reporting structure on page 2 Category 1 North America 0.42 International 0.28 Global 0.3

10 Category 1 Northeast 0.12 Midwest 0.18 Atlantic 0.19 Western 0.14 Southeast 0.16 CAPPPS+ 0.14 Other Regions 0.08 Willis North America overview Segment overview 2010 commissions and fees 2010 = $1,369 million Extensive retail platform with leading positions in major markets Distribution network for all core businesses Client centric approach Able to leverage industry and specialty practice group expertise across network Major practice groups include: Employee Benefits (approximately 24 percent of 2010 North America C&F) Construction (approximately 12 percent of 2010 North America C&F) CAPPPS (Captives/Programs) Financial and Executive Risk Other Regions includes Canada and Mexico See important disclosures regarding Non-GAAP measures on page 24 and changes in reporting structure on page 2

11 Category 1 Europe 0.42 UK 0.23 Latin America 0.13 Southern Hemisphere 0.09 Asia 0.08 Eastern Europe 0.05 Segment overview 2010 commissions and fees Willis International overview Retail operations outside North America Network of subsidiaries, affiliates and correspondents in more than 100 countries; leading positions in UK, France, Scandinavia, China and Russia Offices designed to grow business locally around the world, making use of the skills, industry knowledge and expertise available elsewhere in the Group International operations produce significant flows of revenue for retail network and Global Specialties International Employee Benefits generated approximately 15 percent of 2010 International C&F 2010 = $937 million See important disclosures regarding Non-GAAP measures on page 24 and changes in reporting structure on page 2

12 Category 1 Reinsurance 0.45 Other 0.05 Aerospace / Inspace 0.1 Marine 0.08 Construction 0.04 Energy 0.05 Finex 0.06 Faber & Dumas 0.08 Global Markets International 0.09 Segment overview 2010 commissions and fees 2010 = $994 million Willis Global overview Reinsurance Willis Re One of only three global reinsurance brokers Significant market share in major markets, particularly marine and aviation Cutting edge analytical and advisory services, including Willis Research Network Complete range of transactional capabilities including, in conjunction with Willis Capital Markets & Advisory, risk transfer via the capital markets See important disclosures regarding Non-GAAP measures on page 24 and changes in reporting structure on page 2

13 Segment overview 2010 commissions and fees Willis Global overview (continued) Global Specialties Strong global positions in Aerospace/Inspace FINEX and Financial Solutions - political risks and UK financial institutions Marine Energy Construction London Market Wholesale includes Faber & Dumas - wholesale brokerage including: Glencairn Limited - provides access to London & Bermuda markets Niche - Fine Art, Jewelry and Specie, Bloodstock and Kidnap & Ransom Global Markets International - provides access for retail clients to global markets Willis Capital Markets & Advisory Advises on M&A and capital markets products 2010 = $994 million Category 1 Reinsurance 0.45 Other 0.05 Aerospace / Inspace 0.1 Marine 0.08 Construction 0.04 Energy 0.05 Finex 0.06 Faber & Dumas 0.08 Global Markets International 0.09 See important disclosures regarding Non-GAAP measures on page 24 and changes in reporting structure on page 2

14 ($ millions) Strong cash flow from operations 2005 2006 2007 2008 2009 2010 LTM 2Q11 Willis 328 147 275 253 419 489 461 Ongoing cash generation Cash and cash equivalents of $317 million at June 30, 2011

15 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Willis 195 110 114 191 366 300 600 300 500 March 2011 Issued $300 million of 5 year, 4.125% Senior Notes and $500 million of 10 year, 5.75% Senior Notes Redeemed and/or repurchased $500 million of 12.875% Senior Notes (1) Total debt of $2.4 billion at June 30, 2011 Ratings Moody's Baa3 (stable outlook) Standard & Poor's BBB- (stable outlook) ($ in millions) Improved debt and maturity profile (1) Repurchase of $465 million of 12.875% senior notes completed March 2011. Repurchase of remaining $35 million outstanding notes completed April 2011 L + 225 L+ 225 L+ 225 5.625% 4.125% 6.20% 7.00% 5.75% See important disclosures regarding forward-looking statements on page 23

16 Looking ahead

17 See important disclosures regarding forward-looking statements on page 23 We thoroughly understand our clients' needs and their industries We develop client solutions with the best markets, price and terms We relentlessly deliver quality client service We get claims paid quickly .... WITH INTEGRITY The Willis Cause

18 Delivering the Willis Cause See important disclosures regarding forward-looking statements on page 23 Realigning our business model to further grow the Company and deliver the Willis Cause - our value proposition to clients - more consistently and efficiently. For example, current and targeted initiatives include: Focusing resources on client delivery Expansion of Global Solutions to grow in Global large account segment Launch of Sales 2.0, our industry focused middle market initiative Rollout of small commercial network franchise model Global placement organization to drive aggregation of facilities, optimization of commissions, technology and process Instituting target operating models in business units and corporate Recruiting talent to drive new business Improving client retention through relentless focus on metrics and process Reorienting our culture around Delivering the Willis Cause

19 Delivering the Willis Cause - example initiatives CLIENT UNDERSTANDING SERVICE QUALITY CLAIMS PAID Segments Specialization Sales 2.0 Global Solutions Willis Research Network Analytics Willis Quality Index Global Placement Programs, Panels & Facilities Willis Capital Markets & Advisory Target Operating Model Location Optimization Key Client Outcome (KCO ) metrics Platform Upgrades Claims Advocacy BEST SOLUTION See important disclosures regarding forward-looking statements on page 23 .... WITH INTEGRITY Transparency Clients before Contingents One Flag

20 Operational review rationale See important disclosures regarding forward-looking statements on page 23 External environment remains challenging Ongoing soft rate environment Slow pace of economic recovery in major western economies To support our growth strategy and delivery of the Willis Cause in 2011 and beyond, we developed our Target Operating Model and are continuing to invest in Advanced analytics Industry talent and expertise Operational efficiency and systems enabled transformation Product innovation In order to fund investments, we have implemented an operating review to better align resources with our growth strategy and enable long-term expense savings

21 Wrap up Willis 2Q11 performance 3 percent organic growth in C&F, driven by strength in International and Global segments Improved client retention and solid new business generation Recorded much of the remaining 2011 operational review charge $115 million out of anticipated $130 million 2011 charge Delivering cost savings $20 million in 2q11; $23 million 2QYTD 2011 expected savings of $65 to $75 million Modest growth in adjusted operating margin to 21.6 percent and 13 percent growth in Adjusted EPS to $0.61, respectively See important disclosures regarding forward-looking statements and important disclosures regarding Non-GAAP measures on pages 23 and 24

22 Appendix

23 Important disclosures regarding forward-looking statements This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as 'anticipate', 'believe', 'estimate', 'expect', 'intend', 'plan', 'probably', or similar expressions, we are making forward-looking statements. There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental, and regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry; our ability to implement and realize anticipated benefits of the 2011 Operational Review, the Willis Cause or any other initiative we pursue; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane, or otherwise; the volatility or declines in other insurance markets and premiums on which our commissions are based, but which we do not control; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases, refinancings or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect expenses and revenue; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan funding obligations; our ability to achieve the expected strategic benefits of transactions; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations; any potential impact from the US healthcare reform legislation; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; risks associated with non-core operations including underwriting, advisory or reputational; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional information see also Part I, Item 1A "Risk Factors" included in Willis' Form 10-K for the year ended December 31, 2010, and Willis' form 10-Q for the quarter ended June 30, 2011 and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or on request from the Company. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward- looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

24 This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company's operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis. These financial measures should be viewed in addition to, not in lieu of, the Company's condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited. Important disclosures regarding Non-GAAP measures Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share. Adjusted net income is defined as net income, excluding certain items as set out on pages 27 and 28. Adjusted operating income is defined as operating income, excluding certain items as set out on pages 25 and 26. Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues. Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; (iii) the net commission and fee revenues related to operations disposed of in each period presented; (iv) in North America, legacy contingent commissions assumed as part of the HRH acquisition and that had not been converted into higher standard commission; and (v) investment income and other income from reported revenues, as set out on pages 30 and 31. Reconciliations to GAAP measures are provided for selected non-GAAP measures.

25 Important disclosures regarding Non-GAAP measures (continued) See related footnotes on page 29 Operating Income to Adjusted Operating Income

26 Important disclosures regarding Non-GAAP measures (continued) Operating Income to Adjusted Operating Income See related footnotes on page 29

27 Important disclosures regarding Non-GAAP measures (continued) Net Income to Adjusted Net Income See related footnotes on page 29

28 Important disclosures regarding Non-GAAP measures (continued) Net Income to Adjusted Net Income See related footnotes on page 29

29 Important disclosures regarding Non-GAAP measures (continued) Notes to the Operating Income to Adjusted Operating Income reconciliation and Net Income from Continuing Operations to Adjusted Net Income from Continuing Operations reconciliation $18 million pre-tax charge in 2Q11 ($115 million in 2QYTD)relating to the 2011 operational review, including $9 million of severance costs relating to the elimination of approximately 150 positions in 2Q11 (or $57 million of severance costs relating to the elimination of approximately 600 positions in 2QYTD). With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-measurement of its net assets denominated in Venezuelan Bolivar Fuerte. Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges (pre-tax) amounted to $3 million and $2 million for the second quarter of 2010 and 2009, respectively, $11 million and $18 million for the first six months of 2010 and 2009, respectively, and $24 million and $2 million for the years ended December 31, 2009 and 2008, respectively. Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts. In addition to severance costs and a net loss on disposal of operations, the Company incurred significant additional expenditure in 2006 to launch its strategic initiatives, including professional fees, lease termination costs and vacant space provisions. The gain on disposal of London headquarters is shown net of leaseback costs. 2009 HRH integration costs include $nil million severance costs ($2 million in 2008). Other operating expenses primarily relate to property and systems rationalization. The charge for the accelerated amortization for intangibles relates to the HRH brand name. Following the successful integration of HRH into our North American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North America. Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized. These are legal and professional fees incurred as part of the Company's redomicile of its parent Company from Bermuda to Ireland. On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total pre-tax premium on redemption, including fees, of pre-tax $5 million.

30 Commissions and Fees Analysis (a) Important disclosures regarding Non-GAAP measures (continued) (a) Effective January 1, 2011, the Company's internal reporting structure has changed. The primary changes are: Global Markets International, previously reported within the International segment, is now reported in the Global segment. In addition, Mexico Retail, which was previously reported within the International segment, is now reported in the North America segment. Comparative data has been restated accordingly. (b) Included in North America reported commissions and fees were legacy HRH contingent commissions of $nil million in the second quarter of 2011 compared with $2 million in the second quarter of 2010, and $4 million in the six months ended June 30, 2011 and $10 million in the six months ended June 30, 2010. (c) Reported commissions and organic revenue growth for the sex months ended June 30, 2011 included a first quarter 2011 favorable impact from a change in accounting methodology in a Global Specialty business of $6 million.

31 Effective January 1, 2011, the Company's internal reporting structure has changed. The primary changes are: Global Markets International, previously reported within the International segment, is now reported in the Global segment. In addition, Mexico Retail, which was previously reported within the International segment, is now reported in the North America segment. Comparative data has been restated accordingly. Included in North America reported commissions and fees were legacy HRH contingent commissions of $11 million in 2010 compared with $27 million in 2009. Important disclosures regarding Non-GAAP measures (continued) Commissions and Fees Analysis (a)

WILLIS GROUP HOLDINGS FACT BOOK For the quarter ended June 30, 2011